UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 25, 2008

                             GLOBAL GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)          Identification No.)


              45 East Putnam Avenue, Greenwich, CT                06830
            ----------------------------------------              -----
            (Address of principal executive offices)            (Zip Code)


           Registrant's telephone number, including area code (203) 422-2300

             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events

Following the August 31, 2007 announcement of the suspension of ICSID arbitration proceedings, Global Gold Mining LLC, a wholly-owned subsidiary of the Company, has entered into a confidential settlement agreement with the Government of the Republic of Armenia to discontinue the ICSID arbitration proceedings, effective February 25, 2008. The parties will release a joint statement on the agreement. This agreement does not affect the pending ICC arbitration involving similar subject matter.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             GLOBAL GOLD CORPORATION

    Dated: February 25, 2008          Global Gold Corporation

                                    By: /s/Van Z. Krikorian
                                        ---------------------
                                  Name: Van Z. Krikorian
                                 Title: Chairman and Chief
                                        Executive Officer